Supplemental Financial and Operational Data
(September 30, 2005)

·        Condensed Consolidated Statements of Operations and Balance Sheets
·        Condensed Consolidated Statements of Cash Flows
·        Select Financial Ratios
·        Select Financial and Operational Metrics

The following supplemental financial and operational data is being provided for the convenience of our investors and to assist their understanding of our business and financial results. Certain prior period amounts have been reclassified to conform to current period presentations. The supplemental financial and operational data may contain data that is provided in, or derived from, our historical financial statements. Investors and others are encouraged to review such financial statements and notes thereto included in reports filed by us with the Securities and Exchange Commission to assist their understanding of such data. You should be advised, however, that we assume no obligation to update any such supplemental financial and operational data.

If we use any non-GAAP financial measure (as defined by the SEC in Regulation G) in any earnings conference call, or in any other company presentation, you will find a presentation of the most directly comparable GAAP financial measure, and a reconciliation of the differences between each non-GAAP financial measure used and the most directly comparable GAAP financial measure in this supplemental financial and operational data.

The supplemental and operational data may contain certain forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such data. These risks and uncertainties are described in our Annual Report on Form 10-K for the period ended December 31, 2004, as filed with the SEC on March 30, 2005, which may be revised or supplemented in subsequent reports filed by us with the SEC. Such risk factors include, but are not limited to: our level of indebtedness; an inability to generate sufficient cash to service our indebtedness; regulatory and legal uncertainty with respect to intercarrier compensation payments received by us; the migration to broadband Internet access affecting dial-up Internet access; the loss of key executive officers could negatively impact our business prospects; an increase in our network expenses; migration of our enterprise customer base to U.S. TelePacific Corp. occurring sooner or later than contemplated; the possible delisting of our common shares from the Nasdaq SmallCap Market; and our principal competitors for local services and potential additional competitors have advantages that may adversely affect our ability to compete with them.

Pac-West Telecomm, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands except per share amounts)
	Three Months Ended		Nine Months Ended
	Sept. 30,		Sept. 30,
	2005	2004	2005	2004

Revenues	$ 22,383	$ 31,652	$ 72,383	$ 88,912
Costs and expenses:
Network expenses (exclusive of depreciation shown separately below)	9,628	8,535	29,901	30,175
Selling, general and administrative	13,006	14,454	40,127	42,984
Reimbursed transition expenses	(4,470)	-	(7,318)	-
Depreciation and amortization	3,365	7,760	10,349	24,975
Restructuring charges	24	124	630	503
Total operating expenses	21,553	30,873	73,689	98,637
Income (loss) from operations	830	779	(1,306)	(9,725)
Interest expense, net	1,091	3,073	5,198	8,852
Other expense (income), net	(51)	833	(21,840)	817
(Loss) income before income taxes	(210)	(3,127)	15,336	(19,394)
Income tax expense (benefit)	(84)	-	438	3
Net (loss) income	$ (126)	$ (3,127)	$ 14,898	$ (19,397)

Basic weighted average number of shares outstanding	37,132	36,618	36,958	36,686
Diluted weighted average number of shares outstanding	37,132	36,618	38,718	36,686
Basic net (loss) income per share	($0.00)	($0.09)	$0.40	($0.53)
Diluted net (loss) income per share	($0.00)	($0.09)	$0.38	($0.53)

Condensed Consolidated Balance Sheets
(In thousands)			Sept. 30, 2005
			(unaudited)	Dec. 31, 2004

Cash, cash equivalents and short-term investments			$ 23,957	$ 42,766
Trade accounts receivable, net			8,519	12,277
Prepaid expenses and other current assets			7,055	5,813
Total current assets			39,531	60,856
Property and equipment, net			36,769	43,413
Other assets, net			1,145	2,783
Total assets			$ 77,445	$ 107,052

Accounts payable and accrued liabilities			$ 11,960	$ 15,665
Other current liabilities			6,540	8,407
Total current liabilities			18,500	24,072
Long-term debt			39,079	64,387
Other liabilities, net			449	1,004
Total liabilities			58,028	89,463
Stockholders' equity			19,417	17,589
Total liabilities and stockholders' equity			$ 77,445	$ 107,052

Certain prior period amounts have been reclassified to conform to current period presentations.

Pac-West Telecomm, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)
	Nine Months Ended
	Sept. 30, 2005	Sept. 30, 2004

OPERATING ACTIVITIES:
Net income (loss)	$ 14,898	$ (19,397)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	10,349	24,975
Amortization of deferred financing costs	255	521
Amortization of deferred stock compensation	144	149
Net loss on disposal of assets	187	817
Loss on extinguishment of debt	2,138	-
Gain on sale of enterprise customer base	(24,132)	-
Amortization of discount on notes payable	1,262	3,990
Decrease in other assets	307	345
Decrease (increase) in accounts receivable	1,136	(985)
Increase in receivable from transition agreement	(2,181)	-
Decrease in prepaid expenses and other current assets	2,507	843
Decrease in accounts payable and accrued liabilities	(780)	(4,699)
Decrease in accrued interest	(1,116)	(763)
Decrease in income tax payable	(6)	-
Net cash provided by operating activities	4,968	5,796

INVESTING ACTIVITIES:
Purchase of property and equipment	(6,434)	(5,935)
Redemptions (purchases) of short-term investments, net	3,547	(13,057)
Proceeds from disposal of property and equipment	99	147
Acquisitions	-	(587)
Proceeds from sale of enterprise customer base	26,953	-
Returned deposits/other associated with the enterprise customer base sale	(3,536)	-
Other	200	-
Net cash provided by (used) in investing activities	20,829	(19,432)

FINANCING ACTIVITIES:
Repayments of notes payable	(42,766)	(642)
Net proceeds from borrowing under notes payable	1,949	3,322
Proceeds from issuance of common stock	225	64
Payments for deferred financing costs	-	(246)
Principal payments on capital leases	(518)	(2,467)
Net cash provided by (used) in financing activities	(41,110)	31

Net decrease in cash and cash equivalents	(15,313)	(13,605)
Cash and cash equivalents at beginning of period	32,265	34,657
Cash and cash equivalents at end of period	$ 16,952	$ 21,052

Pac-West Telecomm, Inc.
Select Financial Ratios
Unaudited (1)
($ in millions)
	2003				2004				2005
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net Leverage Ratio
Cash and short term investments	$51.9	$54.0	$61.3	$34.7	$32.0	$32.3	$34.0	$42.8	$21.9	$25.5	$24.0

Current Portion of Notes Payable & Capital Leases Payable	$7.9	$6.2	$4.7	$2.6	$1.2	$2.5	$2.9	$2.9	$2.8	$3.4	$3.5
Senior Notes Payable	95.1	95.1	95.1	36.1	36.1	36.1	36.1	36.1	36.1	36.1	36.1
Long-Term Portion of Notes Payable	0.1	0.1	0.1	18.4	19.8	23.9	27.0	28.2	3.0	3.8	3.0
Long-Term Capital Leases Payable	0.3	0.0	0.2	0.2	0.1	0.9	0.8	0.7	0.6	0.4	0.3
Total Debt	$103.4	$101.3	$100.1	$57.3	$57.2	$63.4	$66.8	$67.9	$42.5	$43.7	$42.9
Net Debt	$51.5	$47.3	$38.7	$22.6	$25.2	$31.1	$32.8	$25.1	$20.6	$18.2	$18.9

EBITDA
Net (loss) income	($10.3)	$9.2	($4.3)	($9.8)	($7.2)	($9.1)	($3.1)	($55.6)	$17.3	($2.3)	($0.1)
Interest expense, net	2.9	3.4	3.1	3.5	2.8	3.0	3.1	3.3	2.8	1.3	1.1
Income tax expense (benefit)	(2.0)	1.6	(2.4)	(3.8)	-	-	-	-	0.5	-	(0.1)
Depreciation and amortization	4.0	10.2	9.9	10.1	9.1	8.1	7.8	7.6	3.8	3.2	3.4
EBITDA (2)	$4.6	$24.4	$6.3	$0.0	$4.7	$2.0	$7.8	($44.7)	$24.4	$2.2	$4.3
EBITDA Annualized	$18.4	$97.6	$25.2	$0.0	$18.8	$8.0	$31.2	($178.8)	$97.6	$8.8	$17.2
Net Debt / EBITDA Annualized	2.8	0.5	1.5	1,882.6	1.3	3.9	1.1	(0.1)	0.2	2.1	1.1

Times Interest Earned Ratio
EBITDA	$4.6	$24.4	$6.3	$0.0	$4.7	$2.0	$7.8	($44.7)	$24.4	$2.2	$4.3

Interest expense	3.3	3.3	3.4	3.4	2.8	3.1	3.2	3.4	3.0	1.4	1.3
Interest income	(0.4)	0.0	(0.2)	0.1	0.0	(0.1)	(0.1)	(0.1)	(0.2)	(0.1)	(0.2)
Net Interest Expense (3)	$3.0	$3.3	$3.1	$3.5	$2.8	$3.0	$3.1	$3.3	$2.8	$1.3	$1.1
EBITDA / Net Interest Expense	1.6	7.4	2.0	0.0	1.7	0.7	2.5	(13.7)	8.6	1.7	3.9

Debt-to-Equity Ratio
Total liabilities	$148.1	$139.5	$130.4	$81.7	$77.4	$84.2	$81.9	$89.5	$57.2	$60.6	$58.0
Shareholders' equity	$76.8	$86.1	$81.9	$92.5	$85.4	$76.1	$73.1	$17.6	$21.5	$19.5	$19.4

Total Liabilities / Shareholders' Equity	1.9	1.6	1.6	0.9	0.9	1.1	1.1	5.1	2.7	3.1	3.0

Operating Cash Flow (OCF) to Total Debt
Operating cash flows	($2.2)	$10.1	$10.1	$0.4	$0.0	$2.4	$3.3	$10.5	($1.3)	$3.8	$2.5
Operating cash flow - trailing 12 months (ttm)	($2.2)	$7.9	$18.0	$18.4	$20.7	$13.0	$6.2	$16.3	$14.9	$16.3	$15.5
Total debt	$103.4	$101.3	$100.2	$57.3	$57.2	$63.4	$66.8	$67.9	$42.5	$43.7	$42.9
Operating Cash Flow (ttm) / Total Debt	(0.0)	0.1	0.2	0.3	0.4	0.2	0.1	0.2	0.4	0.4	0.4

(1) For complete financials, related footnotes and business risks & uncertainties, please refer to the Company's SEC filings.
(2) - EBITDA is defined as "earnings before interest expense, net; income taxes; and depreciation and amortization."
Although EBITDA is not a measure of financial performance under generally accepted accounting principles, we believe EBITDA is a common measure used by analysts and investors to evaluate our capacity to meet our obligations. We also use EBITDA as an internal measurement tool and accordingly, we believe that the presentation of EBITDA provides useful and relevant information.
(3) - Net of Interest Expense, Interest Income and Amortization of Deferred Financing Costs.

Pac-West Telecomm, Inc.
Select Financial & Operational Metrics
Unaudited (1)

	2003				2004				2005
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Revenues by Type ($ millions)
Intercarrier Compensation	$9.4	$23.8	$7.8	$6.1	$8.0	$6.9	$10.8	$14.2	$8.7	$9.2	$10.8
Direct Billings to SP customers	10.3	10.8	12.0	11.9	11.1	10.5	10.5	10.8	10.0	9.8	8.3
Direct Billings to Enterprise customers	3.6	4.3	4.6	4.8	4.7	4.9	4.9	5.0	4.8	0.0	0.0
Other Revenues	7.2	6.8	5.9	5.3	5.6	5.5	5.5	5.1	4.6	2.9	3.3
Total Revenues	$30.5	$45.7	$30.3	$28.1	$29.4	$27.8	$31.7	$35.1	$28.1	$21.9	$22.4

Total Network Expenses ($ millions) (2)	$10.7	$7.0	$8.8	$9.8	$10.5	$11.1	$8.5	$9.7	$10.6	$9.7	$9.6
Network Expenses as a % of Revenues	35%	15%	29%	35%	36%	40%	27%	28%	38%	44%	43%

Total SG&A Expenses ($ millions)	$15.2	$14.2	$15.2	$14.6	$14.2	$14.3	$14.5	$15.1	$14.7	$12.4	$13.0
SG&A as a % of Revenues	50%	31%	50%	52%	48%	51%	46%	43%	52%	57%	58%

Net Income (Loss) ($ millions)	($10.3)	$9.2	($4.3)	($9.8)	($7.2)	($9.1)	($3.1)	($55.6)	$17.3	($2.3)	($0.1)

EBITDA ($ millions)	$4.6	$24.4	$6.3	$0.0	$4.7	$2.0	$7.8	($44.7)	$24.4	$2.2	$4.3

Total Employees (3)	402	406	371	372	389	398	392	373	250	248	273
Average Revenue per Employee ($ thousands)	$75.9	$112.6	$81.7	$75.5	$75.6	$69.8	$81.0	$94.1	$112.4	$88.3	$82.1
Average SG&A per Employee ($ thousands)	$37.8	$35.1	$40.8	$39.3	$36.6	$35.9	$37.0	$40.4	$58.7	$50.2	$47.6

Total Minutes of Use (Billions) (4)	9.4	10.0	11.2	11.1	11.3	10.2	11.3	11.9	12.2	12.2	12.2
Total Revenue per Minute of Use ($)	$0.003	$0.005	$0.003	$0.003	$0.003	$0.003	$0.003	$0.003	$0.002	$0.002	$0.002

Total Cash ($ millions) (5)	$51.9	$54.0	$61.3	$34.7	$32.0	$32.3	$34.0	$42.8	$21.9	$25.5	$24.0
Total Capital Additions ($ millions)	$1.5	$1.7	$0.7	$1.1	$0.7	$3.5	$1.7	$1.2	$1.6	$1.6	$3.3

(1) For complete financials, related footnotes and business risks & uncertainties, please refer to the Company's SEC filings.
(2) Does not include depreciation expense.
(3) Full-time equivalent employees as of the last business day of the quarter.
(4) Minutes of use of traffic switched by Pac-West.
(5) Cash, cash equivalents and short-term investments.